Warrants	12 Months Ended
Dec. 31, 2025
Warrants [Abstract]
WARRANTS

NOTE 19 — WARRANTS

Unit purchase options

In connection with the Business Combination, there were 431,250 unit purchase options held by Maxim Partners LLC, which can be exercised until January 17, 2027, at an exercise price of $11 per unit. As of December 31, 2024 and 2025, none of the unit purchase options have been exercised. The fair value of the unit purchase options was determined by using the Black-Scholes model using the following assumptions: (1) expected volatility of 15.39%, (2) risk-free interest rate of 4.36%, (3) time to expiration of 2.5 years, (4) exercise price of $11 per unit and (5) share price of $3.41 per unit as of the grant date. Due to the market conditions of the Company’s share prices, the fair value of the unit purchase options was not material to the audited consolidated financial statements for the years presented.

The Warrants issued in the Private Placement

In November 2025, the Company issued 5,332,216 Warrants in the Private Placement to purchase up to 10,664,432 Ordinary Shares at an exercise price of $2.16 per Ordinary Share, with a term of five years expiring in November 2030. As of December 31, 2025, 5,332,216 Warrants to purchase 10,664,432 Ordinary Shares were outstanding.

A summary of the activity of the Warrants issued in the Private Placement is presented in the following table:

	For the year ended December 31,
	2024	2025
Warrants issued	$—	$15,654,091
Fair value change in the warrant liabilities	—	6,729,709
Total	$—	$22,383,800

The following are the assumptions used in valuing the warrant liabilities by Black-Scholes model as of the issuance date and December 31, 2025 (in percentages, except as noted):

	As of
	The issuance date	December 31, 2025
Liquidity discount	21.80	21.80
Volatility	26.46	27.99
Risk-free rate	3.71	3.71
Expected life (years)	5.00	4.87
Dividend yield	0.00	0.00
Exercise price	$2.16	$2.16
Market price	$4.01	$4.88